UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2020

Amtech Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASYS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 4, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Shareholders of record at the close of business on January 21, 2020 were entitled to vote at the meeting. The shareholders considered four proposals, each of which are described in detail in the Company’s definitive proxy statement dated January 24, 2020. The total number of shares represented in person or by proxy at the Annual Meeting was 12,306,068 or 85.51% of the 14,391,122 shares eligible to vote. The results of the votes are as follows:

Proposal 1 – Election of directors

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Company’s board of directors.

	For	Withheld	Broker Non-Votes
Jong S. Whang	8,258,423	1,062,960	2,984,685
Robert M. Averick	8,046,030	1,275,353	2,984,685
Michael Garnreiter	7,942,135	1,379,248	2,984,685
Robert F. King	6,728,132	2,593,251	2,984,685
Sukesh Mohan	8,121,393	1,199,990	2,984,685

Proposal 2 – Ratification of the appointment of Mayer Hoffman McCann P.C as the Company’s independent registered public accounting firm for fiscal year 2020

The shareholders ratified the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for fiscal year 2020.

For	Against	Abstain	Broker Non-Votes
11,338,246	63,758	904,064	0

Proposal 3 - Advisory vote to approve named executive officer compensation

The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
7,222,757	1,125,006	973,620	2,984,685

Proposal 4 - Approve an amendment to the Company’s Non-Employee Director Stock Option Plan

The shareholders approved the amendment to the Company’s Non-Employee Director Stock Option Plan.

For	Against	Abstain	Broker Non-Votes
8,138,932	958,372	224,079	2,984,685

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: March 4, 2020	By:	/s/ Lisa D. Gibbs
Name: Lisa D. Gibbs
Title: Vice President and Chief Financial Officer